Exhibit 99.1

Investor Day January 18, 2012

Disclosure Regarding Forward-Looking Statements 1 Certain matters discussed in this presentation are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions or changes in Company business and financial strategy; leasing risks; potential acquisitions, new investments and/or dispositions; the failure of purchase, sale or other contracts to ultimately close; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2010. The words "believes," "expects," "anticipates," "estimates," "plans," "may," "intend," "will" or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws. Unless otherwise noted, all information in presentation is as of 9/30/11.

Palisades West
Austin, Texas
CUZ Developed 2008

Agenda

- Company Overview
- The Strategy
- Investment Pipeline
- Financial Summary
- Atlanta Overview
- Closing/Q&A

Cousins

2

191 Peachtree Tower
Atlanta, GA
CUZ Acquired 2006

Company Overview

- Founded 1958; Public 1962
- High Quality Class A Office and Retail Portfolio
- Long-Term Track Record of Value Creation
- Focused on Opportunistic Investments
- Proven Competitive Advantage in High Growth Markets

Cousins

3

Company Overview

Primary Businesses

High Quality Class-A Office and Retail Properties

+ 7.0 MM square feet of office in 5 markets
  - 91% Leased
+ 4.8 MM square feet of retail in 9 markets
  - 89% Leased
+ Weighted Average Remaining Lease Term 8 years

Other Business Lines

Third-Party Leasing and Management Services

+ Management and leasing services across 13 MM square feet
+ #1 in Atlanta Class A Office
+ Top 5 in Dallas Class A Office

Land and Residential Portfolio

+ 558 acres of commercial land
+ Residential land and lots in 26 projects (GA, FL, TX)

Portfolio Mix (Gross Book Value)*



Comm. Land $112 7%
Res. Land $131 8%
Industrial $57 4%
Office $884 55%
Retail $426 26%

Gross Book Value represents the carrying value in accordance with GAAP plus accumulated depreciation as of 9/30/2011

4

5 Company Overview: Elephant In The Room Complexity Land and Lot Valuation Lack of Growth Opportunities Atlanta Economy Investor Concerns Solutions Simplify Portfolio Monetize Land and Lot Holdings Strong Investment Pipeline Focused Strategy/Market Outperformance NAVDiscount

6 80 - 90% Office PromenadeAtlanta, GACUZ Acquired 2011 Strategy Simple Platform Prime Locations; High Growth Markets Trophy Assets Through Opportunistic Investments Additional Returns Terminus 100Atlanta, GACUZ Developed 2005 1 2 3

Strategy: Sell Non-Core Simplify Platform 7 (CHART) Office55% Retail26% Ind. 4% Comm.Land7% (CHART) Office 80-90% Opportunistic10-20% Res.Land8% Land<2% Trophy Office. Prime Locations. High Growth Markets Current Future ____________________*Based on Gross Book Value as of 9/30/2011 *

8 Strategy: Recycle Capital Upgrade Portfolio Acquired Undervalued / Under-occupied Assets Utilized Skilled Leasing Team and Market Relationships Value Creation Recycle Capital One Georgia Center (Sold Sept. 2011) Promenade (Acquired Nov. 2011) Industrial Portfolio (Sold 2011)

RANK REGION 1 Atlanta 2 Houston 3 Dallas 4 Wash. DC 5 Chicago "Best Places for Business & Careers" Forbes 9 RANK REGION CHANGE 1 Los Angeles 8,260,323 2 Atlanta 5,154,556 3 Dallas 5,150,859 4 Wash DC 4,241,981 5 Houston 4,115,182 "Top MSAs for Population Growth: 2000-2040" RANK REGION 1 Atlanta 2 Miami 3 Dallas 4 Houston 5 Philadelphia "Nation's Lowest Business Costs" RANK REGION HQ 1 New York 45 2 Houston 22 T-3 Dallas 10 T-3 Atlanta 10 5 Minneapolis 9 "Cities with the Most Fortune 500 HQ" Fortune FAICP KPMG RANK REGION 1 Atlanta 2 Miami 3 Dallas 4 Houston 5 Philadelphia "Nation's Lowest Business Costs" KPMG RANK STATE 1 Virginia 2 Texas 3 North Carolina 4 Georgia 5 Colorado "Top States for Business 2011" CNBC Strategy: Texas, Georgia, North Carolina

10 Class-A TX, NC, GAStrategic ValueExceptional Location Competitive Advantage through Expertise and Relationships Opportunistic Exits 80-90% Office Strategy: Portfolio/Investments 191 Peachtree TowerAtlanta, GAAcquired 2006 (CHART) 80-90%

11 Sunbelt MarketsOffice, Retail, Multi-Family Value Add Exceptional ReturnsCompetitive Advantage through Capital, Expertise and Relationships Opportunistic Strategy: Portfolio/Investments (CHART) 10-20%

12 Portfolio RecapitalizationTN, FL December 2010 $25 Million New DevelopmentTallahassee, FL $50 Million Commenced September 2011 Strategy: Investment Pipeline - Watkins

13 Mixed-Use Development adjacent to Emory and CDC in AtlantaPhase I: $102 MM 443 Apartments, 82,000 square feet of RetailCommenced Construction July 2011Estimated Total Project Cost $200 MM Strategy: Investment Pipeline - Emory Point Emory Point

14 Mixed-Use Development adjacent to UNC-Chapel HillSourced through Emory University RelationshipEstimated Total Project Cost $150 MMEstimated Start: 2012 University Square Strategy: Investment Pipeline - University Square University SquareChapel Hill, NCCUZ Development

15 PromenadeAtlanta, GACUZ Acquired 2011 Key Leverage Metrics Debt Maturity Schedule Capital Recycling G&A Analysis Financial Overview Gateway VillageCharlotte, NCCUZ Developed 2001

16 Financial Overview: Key Leverage Metrics Significantly Strengthened Balance Sheet Debt/Gross Book Value

17 Financial Overview: Debt Maturity Schedule (CHART) Debt Maturities Minimal Near Term Maturities. New Credit Facility in Process ____________________ *Assumes Existing Capacity

18 Financial Overview: Capital Recycling Capital Recycling Activity Accelerating New Investment Activity (CHART) ____________________ *Full Year 2011

19 Financial Overview: Unencumbered Assets Portfolio Mix (GBV) Unencumbered (GBV) (CHART) Non-Core Assets are Unencumbered and Ready To Be Sold (CHART)

20 Financial Overview: Land Costs Current Annual Land Carry Cost (CHART) Land Provides An Attractive Source of Capital Carry Costs Include: -HOA Dues -Property Taxes -Maintenance Exclude: Interest Expense ____________________ *First Nine Months 2011 Annualized *

21 Financial Overview: G&A Analysis Corporate G&A Costs ____________________ *Represents Mid-Point of Current Company Guidance ($27-$28 Million) Significant Reduction in G&A 38% Reduction $46.9 $29.2

22 Financial Overview: 2011 G&A Breakdown Financial Overview: 2011 G&A Breakdown Development Platform Drives Opportunistic Investment Activities Development Platform/G&A * ____________________ *Gross G&A Costs. First Nine Months 2011 Annualized. Future Portfolio Mix (CHART) Development Platform* $4.7 MM 10-20% Opportunistic

23 Palisades WestAustin, TexasCUZ Developed 2008 Focused Strategy Market Outperformance Proven Track Record Promenade Overview Atlanta Overview 191 Peachtree TowerAtlanta, GACUZ Acquired 2006

24 Atlanta Overview: Owning Top Tier Assets CUZ owns only 1.4% of the Atlanta office marketPredominantly Class-A trophy properties in urban core submarketsQuality Assets and strong relationships drive outsized results Buckhead Midtown Downtown

25 CUZ averages 750bps outperformance in occupancy Atlanta Overview: Market Outperformance ____________________*Source: CoStar. (CHART) % Leased (Office) 94% 83% 95% 81% 97% 82% 86% 86% Cousins Portfolio Market* Cousins vs. Markets

26 Project Cost $226MM ($181/SF) Broke record per SF sale price in GA Atlanta Overview: Track Record SOLD $348 PSF PURCHASED $127 PSF B of A PlazaAtlanta, GASOLD 2006 800K+ SF of new leases since acquisitionCurrently more than 80% leased with strong momentum 191 Peachtree Atlanta, GAAcquired 2006

27 774,000 SF Class-A Building in Midtown AtlantaAcquired for $134.7 MM in November 2011Significant Value Creation Opportunity (58% Leased) Purchase price and all-in basis well-below replacement costOver 30k SF leased within 30 days Promenade Atlanta Overview: Promenade Summary

28 Strategy 80 - 90% Office Simple Platform Prime Locations; High Growth Markets Trophy Assets Through Opportunistic Investments Additional Returns 1 2 3 PromenadeAtlanta, GACUZ Acquired 2011